Acquisition - Allocation of the purchase price (Details) - USD ($)		12 Months Ended
	Sep. 01, 2021	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Fair value of total consideration transferred:
Less: Cash acquired from business combination		$ (50,427)	$ 0	$ 0
Recognized amounts of identifiable assets acquired and liability assumed:
Goodwill		$ (4,581,112)	$ 0
Issuance of ordinary shares for business combination	2,900,000
Jisen Information
Fair value of total consideration transferred:
Equity instrument (2.9 million common shares issued)	$ 4,640,000
Less: Cash acquired from business combination	(50,427)
Subtotal:	4,589,573
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	17,152
Intangible asset - computer software copyrights	175,854
Current liabilities	(140,581)
Deferred tax liabilities	(43,964)
Total identifiable net assets	8,461
Goodwill	$ 4,581,112
Issuance of ordinary shares for business combination	2,900,000